                             PAYMENT GUARANTY

    This Payment Guaranty ("Guaranty") is made as of Aug. 12, 1996, by APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation, AIMCO-GP, INC., a Delaware corporation, AIMCO-LP, INC., a Delaware corporation, AIMCO HOLDINGS, L.P., a Delaware limited partnership, AIMCO HOLDINGS Qrs, INC., a Delaware corporation, AIMCO SOMERSET, INC., a Delaware corporation, and AIMCO/OTC Qrs, INC., a Delaware corporation (each of the foregoing is referred to herein as "Guarantor") in favor of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("BofA"), as the agent for itself and the banks ("Banks") from time to time party to the Revolving Credit Agreement (as hereinafter defined) and also as the agent for itself and the banks from time to time party to the Bridge Loan Agreement (as defined below) (in such capacity, the "Agent").

                            FACTUAL BACKGROUND

     Guarantor is executing this Guaranty (i) to induce the Banks to make a $50,000,000 revolver-to-term credit facility available to AIMCO Properties L.P., a Delaware limited partnership (the "Company") in accordance with the Credit Agreement (the "Revolving Credit Agreement"), dated of even date herewith, by and among Company, BofA (as Agent (as defined under the Revolving Credit Agreement) and as a Bank) and the other Banks from time to time party thereto and (ii) to induce the Banks to make a $25,000,000 bridge loan facility available to the Company in accordance with the Credit Agreement (Bridge Loan) (the "Bridge Loan Agreement"), dated of even date herewith, by and among the Company, BofA (as Agent (as defined under the Bridge Loan Agreement) and as a Bank) and the other Banks from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings set forth in the Revolving Credit Agreement. As used herein, the term "Facility" shall refer individually to each of the credit facilities available to the Company under the Revolving Credit Agreement and the Bridge Loan Agreement and shall refer collectively to all such credit facilities.

                                 GUARANTY

     1. GUARANTY OF LOAN. Guarantor absolutely, unconditionally and irrevocably guaranties to Agent and the Banks the full payment of the Facility, and unconditionally agrees to pay to Agent and the Banks the full amount of the Facility. This is a guaranty of payment, not of collection. If Company defaults in the payment when due of the Facility or any part of it, Guarantor shall in lawful money of the United States pay to Agent and the Banks, on demand, all sums due and owing on the Facility, including all interest, charges, fees and other sums, costs and expenses.

     2. LOAN. In this Guaranty, the term "Facility" is broadly defined to mean and include all primary, secondary, direct, indirect, fixed and contingent obligations of Company to pay principal, interest, prepayment charges, breakage costs, late charges, loan fees and any other fees, charges, sums, costs and expenses which may be owing at any time under the Loan Documents (as such term is defined both in the Revolving Credit Agreement and in the Bridge

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Loan Agreement), and shall include, without limitation, all liabilities and obligations of the Company with respect to Letters of Credit issued under the Revolving Credit Agreement, as any or all of such obligations may from time to time be modified, amended, extended or renewed. If the amount outstanding under the Facility is determined by a court of competent jurisdiction or in any arbitration proceeding described in Section 10.17 of the Revolving Credit Agreement, that determination shall be conclusive and binding on Guarantor, regardless of whether Guarantor was a party to the proceeding in which the determination was made or not.

     3. Rights of Agent and the Banks. Guarantor authorizes Agent or any Bank to perform any or all of the following acts at any time in its sole discretion, all without notice to Guarantor and without affecting Guarantor's obligations under this Guaranty:

          (a) Agent or the Requisite Banks may alter any terms of the Facility or any part of it, including renewing, compromising, extending or accelerating, or otherwise changing the time for payment of, or increasing or decreasing the rate of interest on, the Facility or any part of it.

          (b) Agent or any Bank may take and hold security for the Facility or this Guaranty, accept additional or substituted security for either, and subordinate, exchange, enforce, waive, release, compromise, fail to perfect and sell or otherwise dispose of any such security in accordance with the terms of the Facility.

          (c) Agent or any Bank may direct the order and manner of any sale of all or any part of any security now or later to be held for the Facility or this Guaranty, and Agent or any Bank may also bid at any such sale.

          (d) Agent or any Bank may apply any payments or recoveries from Company, Guarantor or any other source, and any proceeds of any security, to Company's obligations under the Loan Documents in such manner, order and priority as Agent or such Bank may elect, whether or not those obligations are guarantied by this Guaranty or secured at the time of the application.

          (e) Agent or any Bank may release Company of its liability for the Facility or any part of it.

          (f) Agent or any Bank may substitute, add or release any one or more Guarantors, other guarantors or endorsers.

          (g) In addition to the Facility, Agent or any Bank may extend other credit to Company, and may take and hold security for the credit so extended, all without affecting Guarantor's liability under this Guaranty.

     4. Guaranty to be Absolute. Guarantor expressly agrees that until the Facility is paid and performed in full and each and every term, covenant and condition of this Guaranty is fully performed, Guarantor shall not be released by or because of:

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          (a) Any act or event which might otherwise discharge, reduce, limit or modify Guarantor's obligations under this Guaranty;

          (b) Any waiver, extension, modification, forbearance, delay or other act or omission of Agent or any Bank, or its failure to proceed promptly or otherwise as against Company, Guarantor or any security;

          (c) Any action, omission or circumstance which might increase the likelihood that Guarantor may be called upon to perform under this Guaranty or which might affect the rights or remedies of Guarantor as against Company;

          (d) Any dealings occurring at any time between Company and Agent or any Bank, whether relating to the Facility or otherwise; or

          (e) Any action of Agent or any Bank described in Section 3 above.

          Guarantor hereby acknowledges that absent this Section 4, Guarantor might have a defense to the enforcement of this Guaranty as a result of one or more of the foregoing acts, omissions, agreement, waivers or matters. Guarantor hereby expressly waives and surrenders any defense to its liability under this Guaranty based upon any of the foregoing acts, omissions, agreements, waivers or matters. It is the purpose and intent of this Guaranty that the obligations of Guarantor under it shall be absolute and unconditional under any and all circumstances.

     5. GUARANTOR'S WAIVERS. Guarantor waives:

          (a) All statutes of limitations as a defense to any action or proceeding brought against Guarantor by Agent or any Bank, to the fullest extent permitted by law;

          (b) Any right it may have to require Agent or any Bank to proceed against Company, proceed against or exhaust any security held from Company, or pursue any other remedy in Agent's or any Bank's power to pursue;

          (c) Any defense based on any claim that Guarantor's obligations exceed or are more burdensome than those of Company;

          (d) Any defense based on: (i) any legal disability of Company, (ii) any release, discharge, modification, impairment or limitation of the liability of Company to Agent or any Bank from any cause, whether consented to by Agent or any Bank or arising by operation of law or from any bankruptcy or other voluntary or involuntary proceeding, in or out of court, for the adjustment of debtor-creditor relationships ("Insolvency Proceeding") and
(iii) any rejection or disaffirmance of the Facility, or any part of it, or any security held for it, in any such Insolvency Proceeding;

          (e) Any defense based on any action taken or omitted by Agent or any Bank in any Insolvency Proceeding involving Company, including any election to have Agent's or that Bank's claim allowed as being secured, partially secured or unsecured, any extension of credit

                                      3

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by Bank to Company in any Insolvency Proceeding, and the taking and holding by Agent or any Bank of any security for any such extension of credit;

          (f) All presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional indebtedness, and demands and notices of every kind except for any demand or notice by Agent or any Bank to Guarantor expressly provided for in Section 1;

          (g) Any defense based on or arising out of any defense that Company may have to the payment or performance of the Facility or any part of it; and

          (h) Any defense based on or arising out of any action of Agent or any Bank described in Sections 3 or 4 above.

     6. WAIVERS OF SUBROGATION AND OTHER RIGHTS.

          (a) During the existence of an Event of Default by Company, Agent or any Bank, without prior notice to or consent of Guarantor, may elect to:
(i) foreclose either judicially or nonjudicially against any real or personal property security it may hold for the Facility, (ii) accept a transfer of any such security in lieu of foreclosure, (iii) compromise or adjust the Facility or any part of it or make any other accommodation with Company or Guarantor, or (iv) exercise any other remedy against Company or any security. No such action by Agent or any Bank shall release or limit the liability of Guarantor, who shall remain liable under this Guaranty after the action, even if the effect of the action is to deprive Guarantor of any subrogation rights, rights of indemnity, or other rights to collect reimbursement from Company for any sums paid to Agent or any Bank, whether contractual or arising by operation of law or otherwise. Guarantor expressly agrees that under no circumstances shall it be deemed to have any right, title, interest or claim in or to any real or personal property to be held by Agent or any Bank or any third party after any foreclosure or transfer in lieu of foreclosure of any security for the Facility.

          (b) Regardless of whether Guarantor may have made any payments to Bank, Guarantor hereby waives: (i) all rights of subrogation, all rights of indemnity, and any other rights to collect reimbursement from Company for any sums paid to Agent or any Bank, whether contractual or arising by operation of law (including the United States Bankruptcy Code or any successor or similar statute) or otherwise, (ii) all rights to enforce any remedy that Bank may have against Company, and (iii) all rights to participate in any security now or later to be held by Agent or any Bank for the Facility, in each case until the full and indefeasible payment and performance of all Obligations under (and as defined in) each of the Revolving Credit Agreement and the Bridge Loan Agreement, and all obligations of the Guarantors hereunder.

     7. REVIVAL AND REINSTATEMENT. If Agent or any Bank is required to pay, return or restore to Company or any other person any amounts previously paid on the Facility because of any Insolvency Proceeding of Company, any stop notice or any other reason, the

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obligations of Guarantor shall be reinstated and revived and the rights of
Agent and such Bank shall continue with regard to such amounts, all as though they had never been paid.

    8. INFORMATION REGARDING BORROWER. Before signing this Guaranty, Guarantor investigated the financial condition and business operations of Company and such other matters as Guarantor deemed appropriate to assure itself of Company's ability to discharge its obligations under the Loan Documents. Guarantor assumes full responsibility for that due diligence, as well as for keeping informed of all matters which may affect Company's ability to pay and perform its obligations to the Agent and the Banks. Neither Agent nor any Bank has any duty to disclose to Guarantor any information which such party may have or receive about Company's financial condition, business operations, or any other circumstances bearing on its ability to perform.

     9. SUBORDINATION. Any rights of Guarantor, whether now existing or later arising, to receive payment on account of any indebtedness (including interest) owed to it by Company or any Wholly-Owned Subsidiary which may own any collateral for the Facility or to receive any payment from Company or any such Wholly-Owned Subsidiary other than those payments or distributions permitted under Sections 7.08(b) and 7.09 of the Revolving Credit Agreement shall at all times be subordinate as to lien and time of payment and in all other respects to the full and prior repayment of the Facility. Guarantor shall not be entitled to enforce or receive payment of any sums hereby subordinated until the Facility has been paid and performed in full and any such sums received in violation of this Guaranty shall be received by Guarantor in trust for the Agent and the Banks.

     10. FINANCIAL INFORMATION. Guarantor shall keep true and correct financial books and records, using generally accepted accounting principles consistently applied, or such other accounting principles as the Requisite Banks in their reasonable judgment may find acceptable from time to time. Guarantor represents, warrants and covenants to Agent and the Banks that all financial information with respect to the Guarantor delivered or to be delivered to Agent and the Banks by the Company with respect to Guarantor under Section 6.01 of the Revolving Credit Agreement is or shall be true and correct and fairly presents or will fairly' present the financial position of the Guarantor for the applicable period. Guarantor shall promptly provide Agent and the Banks with any additional audited financial information that Guarantor may obtain, and such other information concerning its affairs and properties as Agent or any Bank may reasonably request, including, without limitation, signed copies of any tax returns if requested Agent or the Banks.

     11. GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants that:

          (a) All financial statements delivered to Agent or the Banks were or will be prepared in accordance with generally accepted accounting principles, or such other accounting principles as may be acceptable to the Requisite Banks at the time of their preparation, consistently applied;

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          (b) There has been no material adverse change in Guarantor's financial condition since the dates of the statements most recently furnished to Agent and the Banks; and

          (c) All representations and warranties given on behalf of or with respect to Guarantor contained in Article V of the Revolving Credit Agreement, in Article V of the Bridge Loan Agreement and in any other Loan Document or certification made in connection with the Revolving Credit Agreement or Bridge Loan Agreement are true and correct.

     12. COVENANTS OF GUARANTOR. Guarantor covenants and agrees that it shall comply with and perform all covenants given on behalf of or with respect to Guarantor (whether expressly or as a Subsidiary) contained in Articles VI and VII of the Revolving Credit Agreement, Articles VI and VII of the Bridge Loan Agreement and in all other Loan Documents. 13. Intentionally Omitted. 14. Reference and Arbitration.

          (a) MANDATORY ARBITRATION. Any controversy or claim between or among the parties, including those arising out of or relating to this Guaranty or the Loan Documents and any claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration. The arbitration shall be conducted in Los Angeles, California, in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Guaranty, and under the Commercial Rules of the American Arbitration Association (the "AAA"). The arbitrator(s) shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

          (b) Provisional Remedies, Self-Help and foreclosure. No provision of this Section 14 shall limit the right of any party to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration.

     15. AUTHORIZATION: NO VIOLATION. Guarantor is authorized to execute, deliver and perform under this Guaranty, which is a valid, binding, and enforceable obligation of Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditor's rights generally. The execution, delivery and performance of this Guaranty are not in violation of any applicable law, regulation or ordinance, or any order or ruling of any court or governmental agency applicable to the Guarantor. The Guaranty does not conflict with, or constitute a breach or default under, any agreement to which Guarantor is a party.

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     16. ADDITIONAL AND INDEPENDENT OBLIGATIONS. Guarantor's obligations under this Guaranty are in addition to its obligations under any future guaranties, each of which shall remain in full force and effect until it is expressly modified or released in a writing signed by Agent and consented to by the Banks. Guarantor's obligations under this Guaranty are independent of those of Company on the Facility. Agent or the Banks may bring a separate action, or commence a separate arbitration proceeding against Guarantor without first proceeding against Company, any other person or any security that Agent or any Bank may hold, and without pursuing any other remedy. None of Agent's or any Bank's rights under this Guaranty shall be exhausted by any action by Agent or any Bank until the Facility has been paid and performed in full in cash.

     17. NO WAIVER; CONSENTS; CUMULATIVE REMEDIES. Each waiver by Agent or the Banks must be in writing, and no waiver shall be construed as a continuing waiver. No waiver shall be implied from Agent's or any Bank's delay in exercising or failure to exercise any right or remedy against Company, Guarantor or any security. Consent by Agent or the Banks to any act or omission by Company or Guarantor shall not be construed as a consent to any other or subsequent act or omission, or as a waiver of the requirement for Agent's or the Banks' consent to be obtained in any future or other instance. All remedies of Agent and each Bank against Company and Guarantor are cumulative.

     18. NO RELEASE. Except as otherwise provided in Section 1, Guarantor shall not be released, in whole or in part, from its obligations under this Guaranty except by a writing signed by Agent and all the Banks.

     19. HEIRS, SUCCESSORS AND ASSIGNS; PARTICIPANTS. The terms of this Guaranty shall bind and benefit the heirs, legal representatives, successors and assigns of Agent, the Banks and Guarantor; provided, however, that Guarantor may not assign this Guaranty, or assign or delegate any of its rights or obligations under this Guaranty, without the prior written consent of Agent in each instance. Without notice to or the consent of Guarantor, Agent and any Bank may disclose any and all information in its possession concerning Guarantor, this Guaranty and any security for this Guaranty to any actual or prospective purchaser of any securities issued or to be issued by Agent or such Bank, and to any actual or prospective purchaser or assignee of any participation or other interest in the Facility and this Guaranty.

     20. NOTICES.

          (a) DELIVERY. All notices, requests and other communications provided for hereunder shall be in writing (including, unless the context expressly otherwise provides, telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed or delivered to its address specified on the signature pages hereof, or to such other address as shall be designated by such party in a written notice to the other party.

          (b) RECEIPT. All such notices and communications shall, when transmitted by overnight delivery, telegraphed, telecopied by facsimile, telexed or cabled, be effective when delivered for overnight delivery or to the telegraph company, transmitted by

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telecopier, confirmed by telex answerback or delivered to the cable company, respectively, or if delivered, upon delivery.

          (c) RELIANCE. Agent and each Bank shall be entitled to rely on the authority of any person purporting to be a person authorized by Guarantor to give such notice, and neither Agent nor any Bank shall have any liability to Guarantor or any other person on account of any action taken or not taken by Agent or such Bank in reliance upon such telephonic or facsimile notice. The obligation of Guarantor hereunder shall not be affected in any way or to any extent by any failure by Bank to receive written confirmation of any telephonic or facsimile notice or the receipt by Agent or a Bank of a confirmation which is at variance with the terms understood by Agent or such Bank to be contained in the telephonic or facsimile notice.

     21. RULES OF CONSTRUCTION. In this Guaranty, the word "Company" includes both the named Company and any other person who at any time assumes or otherwise becomes primarily liable for all or any part of the obligations of the named Company on the Facility. The word "person" includes any individual, company, trust or other legal entity of any kind. If this Guaranty is executed by more than one person, the word "Guarantor" includes all such persons. The word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to." When the context and construction so require, all words used in the singular shall be deemed to have been used in the plural and vice versa. No listing of specific instances, items or matters in any way limits the scope or generality of any language of this Guaranty. All headings appearing in this Guaranty are for convenience only and shall be disregarded in construing this Guaranty.

     22. GOVERNING LAW. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of Colorado, without regard to its choice of law rules.

     23. COSTS AND EXPENSES. If any lawsuit or arbitration is commenced which arises out of, or which relates to this Guaranty, the Loan Documents or the Facility, the prevailing party shall be entitled to recover from each other party such sums as the court or arbitrator may adjudge to be reasonable attorneys' fees (including allocated costs for services of in-house counsel) in the action or proceeding, in addition to costs and expenses otherwise allowed by law. In all other situations, including any Insolvency Proceeding, Guarantor agrees to pay all of the Agent's and each Bank's costs and expenses, including attorneys' fees (including allocated costs for services of the Agent's and each Bank's in-house counsel) which may be incurred in any effort to collect or enforce the Facility or any part of it or any term of this Guaranty. Without limiting any rights of the Agent or Banks under the Revolving Credit Agreement or the Bridge Loan Agreement, all amounts of any kind due and payable under this Guaranty (whether for principal, interest, and other costs under the Facility, or for costs, fees, and expenses for which the Guarantors are directly responsible hereunder, or otherwise) shall accrue interest from the time the Agent or the Banks make demand therefor hereunder until paid in full in cash to such Agent or the Banks at the Base Rate, as defined in the Revolving Credit Agreement, plus three (3%) percentage points, except to the extent that any such amounts are then accruing interest under the Facility, in which case such Base Rate plus 3% interest rate shall

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not be applied if the effect would be to compound the interest to which such obligations are subject to under the Facility.

     24. CONSIDERATION. Guarantor acknowledges that it expects to benefit from Banks' extension of the Facility to Company because of its relationship to Company, because such Facility is essential to the business of the Company and because a portion of the Facility will be available for the Company to pay certain expenses intended to be incurred by Guarantor in connection with the conduct by Guarantor of its business. Guarantor is executing this Guaranty in consideration of these anticipated benefits.

      25. INTEGRATION; MODIFICATIONS. This Guaranty (a) integrates all the terms and conditions mentioned in or incidental to this Guaranty, (b) supersedes all oral negotiations and prior writings with respect to its subject matter, and (c) is intended by Guarantor, Agent and the and Banks as the final expression of the agreement with respect to the terms and conditions set forth in this Guaranty and as the complete and exclusive statement of the terms agreed to by Guarantor, Agent and the Banks. No representation, understanding, promise or condition shall be enforceable against any party hereto unless it is contained in this Guaranty. This Guaranty may not be modified except in a writing signed by both Agent (with the consent of the Requisite Banks) and Guarantor. No course of prior dealing, usage of trade, parol or extrinsic evidence of any nature shall be used to supplement, modify or vary any of the terms hereof. As between Agent and the Banks only, nothing contained in this Guaranty shall alter the rights and obligations among Agent and the Banks set forth in the Credit Agreement.

     26. MISCELLANEOUS. The illegality or unenforceability of one or more provisions of this Guaranty shall not affect any other provision. Time is of the essence in the performance of this Guaranty by Guarantor. The obligations of each Guarantor under this Guaranty shall be joint and several.



Guarantors:

APARTMENT INVESTMENT AND
MANAGEMENT COMPANY,
a Maryland corporation

By: /s/ Peter Kompaniez
   -----------------------
Name: Peter Kompaniez
      --------------------
Title: Vice President
      --------------------


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AIMCO-GP, INC.,
a Delaware corporation

By:  /s/ Peter Kompaniez
    -----------------------
Name: Peter Kompaniez
      ---------------------
Title: Vice President
      ---------------------


AIMCO-LP, INC.,
a Delaware corporation

By:  /s/ Peter Kompaniez
    ----------------------
Name: Peter Kompaniez
    ----------------------
Title: Vice President
    ----------------------



AIMCO HOLDINGS, LP,
a Delaware limited partnership

By: AIMCO HOLDINGS Qrs, INC.,
    a Delaware corporation,
    General Partner

By:   /s/ Peter Kompaniez
     ---------------------
Name: Peter Kompaniez
     ---------------------
Title: Vice President
      --------------------


AIMCO HOLDINGS Qrs, INC.,
a Delaware corporation

By:  /s/ Peter Kompaniez
    ----------------------
Name: Peter Kompaniez
    ----------------------
Title: Vice President
     ---------------------

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                                 Address Where Notices to Guarantors are to be
AIMCO SOMERSET, INC.,            Sent:
a Delaware corporation
                                 1873 South Bellaire Street
By:  /s/ Peter Kompaniez         17th Floor
   ------------------------      Denver, Colorado 90071
Name: Peter Kompaniez
   ------------------------      Address Where Notices to Agent are to be
Title Vice President;            Sent:
   ------------------------


                                BANK OF AMERICA NATIONAL TRUST
AIMCO/OTC QRS, INC.,            AND SAVINGS ASSOCIATION
a Delaware corporation          555 South Flower Street, 6th Floor
                                Los Angeles, California 90071
By:   /s/ Peter Kompaniez       Att'n: Manager - Unit #1357
    ----------------------      Addresses Where Notices to the Banks are to
Name: Peter Kompaniez           be Sent:
    ----------------------
Title: Vice President
    ----------------------

-----------------------------    Per the Credit Agreement


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